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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                              ------------------

                                   FORM 8-K

                                CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 24, 1999

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                               SENTO CORPORATION
                               -----------------
              (Exact name of registrant as specified in its charter)

            UTAH                     0-6425                      87-0284979
----------------------------      -----------               -------------------
(State or other jurisdiction      (Commission                  (IRS Employer
             of                    File No.)                Identification No.)
       incorporation)


                           808 EAST UTAH VALLEY DRIVE
                            AMERICAN FORK, UTAH 84003
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          (Address of principal executive offices, including zip code)

                                 (801) 492-2000
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              (Registrant's telephone number, including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        (a) KPMG LLP was previously the principal accountants for Sento Corporation (the "Registrant"). On November 24, 1999, that firm's appointment as principal accountants was terminated. The decision to change accountants was recommended by management and approved by the audit committee of the board of directors.

        In connection with the audits of the two fiscal years ended March 31, 1999, and the subsequent interim period through June 30, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

        The audit reports of KPMG LLP on the consolidated financial statements of the Registrant and its subsidiaries as of and for the years ended March 31, 1999 and 1998, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        (b) Pursuant to the recommendation of management and approval of the audit committee of the Registrant's Board of Directors, the Registrant determined to retain the services of Ernst & Young LLP ("E&Y") to audit the financial statements of the Registrant. No consultations occurred between the Registrant and E&Y during the two fiscal years and any interim period preceding the appointment of E&Y regarding the application of accounting principles, the type of audit opinion that might be rendered or other information considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

        (c) The Registrant has requested that KPMG review the disclosures made herein, and express an opinion on whether it agrees with such disclosures. A copy of KPMG's letter to the Commission is filed as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Exhibits.

             The following exhibits are included herein:

  REG S-K                                                              EXHIBIT
EXHIBIT NO.                     DESCRIPTION                              NO.
-----------     --------------------------------------------------     -------
    16          Accountants' letter from KPMG LLP                         1
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SENTO CORPORATION


                                       By: /s/ Arthur F. Coombs, III
                                          --------------------------------------
                                          Arthur F. Coombs, III, President


Date: November 30, 1999
















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